EXHIBIT 99(iii)

SOLAR ENERGY LIMITED

(A DEVELOPMENT STAGE COMPANY)

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2005

(Unaudited)

                                                         SOLAR ENERGY LIMITED
                                                     (A DEVELOPMENT STAGE COMPANY)
                                                  INTERIM CONSOLIDATED BALANCE SHEETS

                                                                     Solar Energy    D2 Fusion,                      Proforma       Proforma        Proforma
                                                                       June 30,     Inc June 30,   Planktos, Inc    Adjustments    Adjustments    Consolidated
                                                                         2005           2005       June 30, 2005        Dr.            Cr.       June 30, 2005
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                                                                      (Unaudited)     (Audited)      (Audited)                                    (Unaudited)

CURRENT ASSETS
   Cash                                                                 $ 166,199      $ 130,005        $  9,558                                     $ 305,762
   Other receivables                                                      154,900              -               -          20,000       174,900               -
   Prepaid expenses                                                        33,049              -               -                                        33,049
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                                                                          354,148        130,005           9,558                                       338,811
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FURNITURE AND EQUIPMENT, net                                                2,669              -               -                                         2,669
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OTHER ASSETS

     Deposits                                                              25,300              -               -                                        25,300
   Investment in Mining and Mineral Rights                                      -              -               -                                             -
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                                                                           25,300              -               -                                        25,300
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                                                                        $ 382,117      $ 130,005        $  9,558                                     $ 366,780
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CURRENT LIABILITIES
   Accounts payable                                                     $  83,942        $     -         $     -                                     $  83,942
    Accrued liabilities                                                   175,608              -               -                                       175,608
    Advances payable                                                            -        149,855          25,000         174,855                             -
   Notes payable - related party (Note 8)                                 206,470              -               -                           200         206,670
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                                                                          466,020        149,855          25,000                                       466,220
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STOCKHOLDERS' EQUITY (CAPITAL DEFICIENCY)
   Capital stock  (Note 5)
      Common stock, $0.0001 par value, 50,000,000 shares authorized
           9,296,275 (2004 - 7,521,275) shares issued and
outstanding                                                                   930            100            100              200                           930
   Shares to be issued                                                     44,000              -               -                                        44,000
   Additional paid-in capital                                           4,048,942              -               -                                     4,048,942
   Deficit accumulated during the development stage                    (4,177,775)       (19,950)        (15,542)                       19,955     (4,193,312)
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                                                                          (83,903)       (19,850)        (15,442)                                      (99,440)
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                                                                        $ 382,117      $ 130,005        $  9,558                                     $ 366,780
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                        The accompanying notes are an integral part of these consolidated financial statements

                                                         SOLAR ENERGY LIMITED
                                                     (A DEVLOPMENT STAGE COMPANY)
                                             INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS
                                                              (Unaudited)

                                                                        Solar        Planktos,      D2 Fusion,       Proforma       Proforma        Proforma
                                                                      Energy Six                     Inc. Four
                                                                        Months       Inc. Five     Months Ended
                                                                      Ended June   Months Ended    June 30, 2005    Adjustments    Adjustments    Consolidated
                                                                       30, 2005    June 30, 2005                        Dr.            Cr.       June 30, 2005
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                                                                     (Unaudited)     (Audited)       (Audited)                                    (Unaudited)

SALES                                                                 $   -          $   -            $   -                                         $   -
COST OF SALES                                                             -              -                -                                             -
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GROSS PROFIT                                                              -              -                -                                             -
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OPERATING EXPENSES
   General and administrative                                            274,555         15,542           19,950              45                       310,092
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TOTAL OPERATING EXPENSES                                                 274,555         15,542           19,950                                       310,092
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OPERATING LOSS                                                          (274,555)       (15,542)         (19,950)                                     (310,092)
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OTHER INCOME (EXPENSE)
   Other income                                                           -              -                -                              20,000         20,000
   Interest income (expense)                                                 100         -                -                                                100
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TOTAL OTHER INCOME (EXPENSE)                                                 100         -                -                                             20,100
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NET INCOME (LOSS)                                                     $ (274,455)     $ (15,542)       $ (19,950)                                   $ (289,992)
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BASIC NET LOSS PER SHARE                                                 $ (0.03)       $ (0.02)         $ (0.03)
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WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                             8,332,049        767,956          662,983
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                        The accompanying notes are an integral part of these consolidated financial statements

                                                       SOLAR ENERGY LIMITED
                                                     (A DEVLOPMENT STAGE COMPANY)
                                             INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS
                                                              (Unaudited)

                                                                       Solar Energy     Planktos,      D2 Fusion,       Proforma        Proforma        Proforma
                                                                       Fiscal Year     Inc. Fiscal     Inc. Fiscal
                                                                          Ended        Year Ended      Year Ended                                     Consolidated
                                                                       December 31,   December 31,    December 31,     Adjustments    Adjustments     December 31,
                                                                           2004           2004            2004             Dr.            Cr.             2004
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                                                                        (Audited)       (Audited)       (Audited)                                      (Audited)

SALES                                                                         $    -    $   -            $   -                                          $   -

COST OF SALES                                                                -              -                -                                              -
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GROSS PROFIT                                                                 -              -                -                                              -
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OPERATING EXPENSES
   General and administrative                                               167,908         -                -                                             167,908
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TOTAL OPERATING EXPENSES                                                    167,908         -                -                                             167,908
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OPERATING LOSS                                                             (167,908)        -                -                                            (167,908)
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OTHER INCOME (EXPENSE)
   Minority interest                                                          1,238         -                -                                               1,238
   Other income                                                              10,000         -                -                                              10,000
   Interest income (expense)                                                 (1,725)        -                -                                              (1,725)
   Write off patents                                                        (39,648)        -                -                                             (39,648)
   Write off goodwill                                                       (14,118)        -                -                                             (14,118)
   Gain (loss) on sale of subsidiary                                        120,711         -                -                                             120,711
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TOTAL OTHER INCOME  (EXPENSE)                                                76,458         -                -                                              76,458
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NET INCOME (LOSS)                                                     $     (91,450)     $   -            $   -                                      $     (91,450)
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BASIC NET LOSS PER SHARE                                                    $ (0.02)       $ (0.00)         $ (0.00)
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WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                7,354,886              -                -
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                        The accompanying notes are an integral part of these consolidated financial statements

SOLAR ENERGY LIMITED

(A DEVELOPMENT STAGE COMPANY)

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2005

(Unaudited)

NOTE 1 — Summary of Transaction

On August 10, 2005, the Company entered into a stock purchase agreement with Russ George, the President of Planktos, Inc., to acquire 100% of the issued and outstanding stock of Planktos, Inc. (“Planktos”) for the purchase price of $1,500,000 by issuing a 5-year term convertible debenture bearing an interest rate of 5%. The interest is payable only in the event that Planktos realizes net income from operations. The debenture is convertible into the Company’s shares at 10% below market, not to exceed $1.00, twelve months after the execution of the agreement until the expiration of the debenture. On November 5, 2005, Russ George converted the debenture for 1,500,000 shares at a deemed price of $1.00 per share, as per the terms of the agreement, no interest was payable.

On August 18, 2005, the Company entered into a stock purchase agreement with Russ George, the President of D2Fusion, to acquire 100% of the issued and outstanding stock of D2Fusion, Inc. (“D2Fusion”) for the purchase price of $2,000,000 by issuing a 5-year term convertible debenture bearing an interest rate of 5%. The interest is payable only in the event that D2Fusion realizes net income from operations. The debenture is convertible into the Company’s shares at 10% below market, not to exceed one dollar ($1.00), twelve months after the execution of the agreement until the expiration of the debenture. On November 5, 2005, Russ George converted the debenture for 2,000,000 shares at a deemed price of $1.00 per share, as per the terms of the agreement, no interest was payable.

NOTE 2 – Management Assumptions

The pro forma balance sheets and statements of operations assume the three Companies were consolidated as of January 1, 2005.

All intercompany accounts for assets, liabilities and equity for each Company have been eliminated as of June 30, 2005.